The Financial Highlights Table (page 3 of this Press Release) includes Footnote #1, the Reconciliation Table for Non-GAAP Financial Measure, which was inadvertently omitted from the press release as originally issued.

[NATIONAL PENN BANCSHARES, INC. LOGO OMITTED]

                                                                   PRESS RELEASE

Immediate

Investor contact:
Gary L. Rhoads - (610) 369-6341

Media contact:
Catharine S. Bower - (610) 369-6618
Csbower@natpennbank.com

National Penn Bancshares Reports Record Third Quarter Earnings

BOYERTOWN, Pa., October 14, 2004/PR Newswire-FirstCall/ -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank and Investors Trust Company, reported third quarter 2004 net income totaling $13.73 million, or $0.39 per diluted share. Net income increased 24.8% compared to $11.00 million earned in the third quarter of 2003 and diluted earnings per share increased 8.3% compared to prior year diluted earnings of $0.36. These results represent the fourteenth consecutive quarter of record earnings. All per share data have been adjusted for the 5-for-4 stock split on September 30, 2004.

         For the first nine months of 2004, net income totaled a record $37.28 million, or $1.14 per diluted share. Compared to the first nine months of 2003, net income increased 15.9% and diluted earnings per share increased 8.6%. NPBC's earnings for the first nine months of 2004 produced annualized returns on average assets and average shareholders' equity of 1.29% and 14.6%, respectively.

         The company had total assets at September 30, 2004 of $4.34 billion and total deposits of $3.15 billion. The allowance for loan and lease losses as of September 30, 2004 was $57.39 million, which represents 2.04% of total loans outstanding of $2.81 billion.

         NPBC was recognized for the seventh consecutive year as one of "America's Finest Companies" in the 2005 Edition of The Staton Institute's Annual Investment Directory. This year, for the first time, NPBC was honored to qualify for "The Super 50 Team", Staton's highest achievement. To qualify for "The Super 50 Team", a company must have a combined total of at least 50 years of higher earnings and higher dividends per share. Only 18 American companies (out of more than 19,000 that trade publicly) enjoy this distinction.

         On September 30, 2004, NPBC paid a five-for-four stock split to shareholders of record on September 10, 2004. This represents the 27th consecutive year that NPBC has paid either a stock split or a stock dividend.

         On August 17, 2004, NPBC paid a cash dividend of $0.24 per share (equivalent to 19.2 cents per share after effect of the 5-for-4 stock split), payable to shareholders of record on August 7, 2004. National Penn Bancshares, Inc. has paid cash dividends without interruption for over 129 years.

         National Penn Bancshares, Inc. is a $4.34 billion financial services company operating 73 community offices in southeastern Pennsylvania through National Penn Bank, and its FirstService, HomeTowne Heritage, and The Peoples Bank of Oxford Divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland. Trust and investment management services are provided through Investors Trust Company and FirstService Capital; brokerage services are provided through Penn Securities, Inc.; mortgage banking activities are provided through National Penn Mortgage Company; insurance services are provided through FirstService Insurance Agency, Inc.; and equipment leasing services are provided through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on National Penn's Web site at www.nationalpennbancshares.com.

         This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses this non-GAAP measure in its analysis of the company's performance. This measure, annualized net income return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders' equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management's success in utilizing the company's tangible capital. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

         This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in NPBC's reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. NPBC cautions you not to place undue reliance on these statements. NPBC undertakes no obligation to publicly release or update any of these statements.

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

National Penn Bancshares, Inc.

Contact:  Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)
                                                   Three Months Ended September 30,               Nine Months Ended September 30,
                                                     2004                   2003                    2004                   2003
-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CONDITION
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                    $4,339,256              $3,269,220
Total deposits                                                                                   3,149,658               2,384,538
Total loans and leases                                                                           2,813,931               2,133,923
Total shareholders' equity                                                                         423,041                 294,875
Book value per share                                                                                 12.25                    9.74

-----------------------------------------------------------------------------------------------------------------------------------
EARNINGS
-----------------------------------------------------------------------------------------------------------------------------------
Total interest income                                $53,133                $41,149               $143,532                $123,020
Total interest expense                                15,968                 12,588                 42,538                  38,735
-----------------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                   37,165                 28,561                100,994                  84,285
Provision for loan and lease losses                    1,225                  2,286                  4,188                   6,896
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision
  for loan and lease losses                           35,940                 26,275                 96,806                  77,389
Other income                                          12,178                  9,781                 34,253                  29,359
Other expenses                                        30,036                 30,686                 81,801                  75,824
-----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                            18,082                  5,370                 49,258                  30,924
Income taxes                                           4,349                    951                 11,977                   6,690
-----------------------------------------------------------------------------------------------------------------------------------
Net income from continuing operations                 13,733                  4,419                 37,281                  24,234
Net income from discontinued operations                    -                  6,585                      -                   7,923
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                           $13,733                $11,004                $37,281                 $32,157
-----------------------------------------------------------------------------------------------------------------------------------

Return on average assets                                                                             1.29%                   1.33%
Return on average shareholders' equity                                                               14.6%                   15.9%
Return on average tangible equity (1)                                                                25.5%                   21.1%
Average shares - basic                                                                          31,996,854              29,766,172
Average shares - diluted                                                                        32,698,026              30,486,932

-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Basic earnings:
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                           $0.40                  $0.37                  $1.17                   $1.08
-----------------------------------------------------------------------------------------------------------------------------------
Diluted earnings:
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                           $0.39                  $0.36                  $1.14                   $1.05
-----------------------------------------------------------------------------------------------------------------------------------
Dividends paid in cash (1)                             $0.19                  $0.18                  $0.57                   $0.52


Financial information restated to include a 5 for 4 stock split issued September 30, 2004, and a 5% stock dividend issued September 30, 2003.

(1) Reconciliation Table for Non-GAAP Financial Measure
               Return on average shareholders' equity                                                14.6%                   15.9%
               Effect of goodwill and intangibles                                                    10.9%                    5.2%
               Return on average tangible equity                                                     25.5%                   21.1%
      Average tangible equity excludes acquisition related average goodwill and intangibles:
               Average shareholders' equity                                                       $341,348                $269,189
               Average goodwill and intangibles                                                   (146,262)                (66,451)
               Average tangible equity                                                             195,086                 202,738

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

Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/04
Date   10/14/2004
                                                        PAGE:  1 OF 7      AS OF            AS OF            AS OF
BALANCE SHEET - ASSETS ($000s)                                           9/30/2004        9/30/2003       12/31/2003
       Cash & Cash Equivalents                                              $ 126,610        $ 113,675         $ 98,397
                                                                      ---------------- ---------------- ----------------
       Trading Account Securities                                                   -                -                -
                                                                      ---------------- ---------------- ----------------
       Securities Available for Sale                                        1,028,487          854,592          934,375
                                                                      ---------------- ---------------- ----------------
       Held to Maturity Securities                                             50,273                -                -
                                                                      ---------------- ---------------- ----------------
       Other Securities                                                             -                -                -
                                                                      ---------------- ---------------- ----------------
       Total Securities                                                     1,078,760          854,592          934,375
                                                                      ---------------- ---------------- ----------------
       Total Cash and Securities                                            1,205,370          968,267        1,032,772
                                                                      ---------------- ---------------- ----------------
       Loans & Leases Held for Investment*                                  2,808,830        2,044,996        2,241,355
                                                                      ---------------- ---------------- ----------------
       Loans & Leases Held for Sale*                                            5,101           88,927           29,344
                                                                      ---------------- ---------------- ----------------
       Total Loans and Leases*                                              2,813,931        2,133,923        2,270,699
                                                                      ---------------- ---------------- ----------------
       *Indicates data net of discount, gross of reserve
       Loan Loss Reserve                                                      (57,391)         (45,990)         (49,265)
                                                                      ---------------- ---------------- ----------------
       Goodwill                                                               183,628           58,816           99,313
                                                                      ---------------- ---------------- ----------------
       Other Intangibles                                                       18,337            9,938           11,897
                                                                      ---------------- ---------------- ----------------
       Total Intangible Assets                                                201,965           68,754          111,210
                                                                      ---------------- ---------------- ----------------
       Mortgage Servicing Rights                                                    -                -                -
                                                                      ---------------- ---------------- ----------------
       Purchased Credit Card Relationships                                          -                -                -
                                                                      ---------------- ---------------- ----------------
       Real Estate Owned & Held for Investment                                    793              798              735
                                                                      ---------------- ---------------- ----------------
       Assets from Discontinued Operations                                          -                -                -
                                                                      ---------------- ---------------- ----------------
       Other Assets                                                           174,588          143,468          146,423
                                                                      ---------------- ---------------- ----------------
       Total Assets                                                       $ 4,339,256      $ 3,269,220      $ 3,512,574
                                                                      ---------------- ---------------- ----------------

BALANCE SHEET - LIABILITIES ($000S)
       Deposits                                                           $ 3,149,658      $ 2,384,538      $ 2,435,296
                                                                      ---------------- ---------------- ----------------
       Borrowings                                                             611,286          495,354          674,075
                                                                      ---------------- ---------------- ----------------
       Trust Preferred Securities                                                   -           63,250           63,250
                                                                      ---------------- ---------------- ----------------
       Subordinated Debt                                                      127,063                                 -
                                                                      ---------------- ---------------- ----------------
       Liabilities from Discontinued Operations                                     -                -                -
                                                                      ---------------- ---------------- ----------------
       Other Liabilities                                                       28,208           31,203           22,140
                                                                      ---------------- ---------------- ----------------
       Total Liabilities                                                  $ 3,916,215      $ 2,974,345      $ 3,194,761
                                                                      ---------------- ---------------- ----------------

BALANCE SHEET - EQUITY ($000s)
       Redeemable Preferred Stock                                                 $ -              $ -              $ -
                                                                      ---------------- ---------------- ----------------
       Preferred Equity                                                           $ -              $ -              $ -
                                                                      ---------------- ---------------- ----------------
       Common Equity                                                        $ 423,041        $ 294,875        $ 317,813
                                                                      ---------------- ---------------- ----------------

MEMO ITEMS
       Accumulated other comprehensive income                                $ 18,885         $ 17,186         $ 19,595
                                                                      ---------------- ---------------- ----------------
       Publicly Reported Book Value Per Share (1)                             $ 12.25           $ 9.74          $ 10.47
                                                                      ---------------- ---------------- ----------------
       EOP Common Shares Outstanding (excluding Treasury shares)(1)        34,522,076       30,277,971       30,355,633
                                                                      ---------------- ---------------- ----------------
       Treasury Shares Held By Company                                         17,366           36,536            2,626
                                                                      ---------------- ---------------- ----------------
       Did you announce a repurchase plan during this period?                      NO               NO              YES
                                                                      ---------------- ---------------- ----------------
       Number of Shares to be Repurchased in Plan                           1,000,000        1,000,000        1,000,000
                                                                      ---------------- ---------------- ----------------
       Number of Shares Repurchased During Period                              22,100          112,994          234,488
                                                                      ---------------- ---------------- ----------------
       Average Price of Repurchased Shares                                      29.54            29.52            30.63
                                                                      ---------------- ---------------- ----------------


       (1) restated for a 5 for 4 stock split paid  September 30, 2004, and a 5% stock dividend paid September 30, 2003.



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


Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/04
                        PAGE:  2 OF 7
                                                  FOR QUARTER  FOR QUARTER   FOR QUARTER    YEAR TO   FOR QUARTER    YEAR
                                                    ENDED         ENDED        ENDED          DATE       ENDED       ENDED
INCOME STATEMENT ($000s)                          3/31/2004     6/30/2004    9/30/2004     9/30/2004   9/30/2003   12/31/2003

      Interest Income                                $ 44,174     $ 46,225      $ 53,133   $ 143,532    $ 41,149  $ 165,648
                                                 ------------- ------------ -------------  --------- -----------------------
      Interest Expense                                 12,749       13,821        15,968      42,538      12,588     51,099
                                                 ------------- ------------ -------------  --------- -----------------------
      Net Interest Income                              31,425       32,404        37,165     100,994      28,561    114,549
                                                 ------------- ------------ -------------  --------- -----------------------
      FTE adjustment                                    2,074        1,940         2,165       6,179       1,892      8,049
                                                 ------------- ------------ -------------  --------- -----------------------
      Net Interest Income (FTE)                        33,499       34,344        39,330     107,173      30,453    122,598
                                                 ------------- ------------ -------------  --------- -----------------------
      Loan Loss Provision                               1,763        1,200         1,225       4,188       2,286      9,371
                                                 ------------- ------------ -------------  --------- -----------------------
      Investment Securities Trans.                       (196)           -           100         (96)       (369)      (369)
                                                 ------------- ------------ -------------  --------- -----------------------
      Nonrecurring Income                                   -            -             -           -           -          -
                                                 ------------- ------------ -------------  --------- -----------------------
      Nonrecurring Expense - Prepayment fee                 -            -             -           -       7,002      7,002
                                                 ------------- ------------ -------------  --------- -----------------------
      Trading Account Income                                -            -             -           -           -          -
                                                 ------------- ------------ -------------  --------- -----------------------
      Foreign Exchange Income                               -            -             -           -           -          -
                                                 ------------- ------------ -------------  --------- -----------------------
      Trust Revenue                                     1,361        1,414         1,570       4,345       1,314      5,322
                                                 ------------- ------------ -------------  --------- -----------------------
      Service Charges on Deposits                       3,415        3,588         4,084      11,087       3,141     12,099
                                                 ------------- ------------ -------------  --------- -----------------------
      Mortgage Banking Income                           1,303          660         1,057       3,020       1,246      5,146
                                                 ------------- ------------ -------------  --------- -----------------------
      Fee Income from Investment Product Sales            392          459           398       1,249         393      1,725
                                                 ------------- ------------ -------------  --------- -----------------------
      Other Noninterest Income                          4,487        5,192         4,969      14,648       4,056     17,362
                                                 ------------- ------------ -------------  --------- -----------------------
      Total Noninterest Income(excludes
      securities gains/losses)                         10,958       11,313        12,078      34,349      10,150     41,654
                                                 ------------- ------------ -------------  --------- -----------------------
      Employee Comp. & Benefit Expense                 14,778       15,477        17,633      47,888      14,055     56,181
                                                 ------------- ------------ -------------  --------- -----------------------
      Occupancy & Equipment Expense                     3,954        3,680         4,323      11,957       3,281     14,133
                                                 ------------- ------------ -------------  --------- -----------------------
      Foreclosed Property Expense                           -            -             -           -           -          -
                                                 ------------- ------------ -------------  --------- -----------------------
      Amortization of Intangibles                         355          359           594       1,308         299      1,022
                                                 ------------- ------------ -------------  --------- -----------------------
      (Excludes Servicing and Credit Card Intangibles)
      Other Noninterest Expense                         6,434        6,728         7,486      20,648       6,049     24,695
                                                 ------------- ------------ -------------  --------- -----------------------
      Total Noninterest Exp.                           25,521       26,244        30,036      81,801      23,684     96,031
                                                 ------------- ------------ -------------  --------- -----------------------
      Minority Interest Expense                             -            -             -           -           -          -
                                                 ------------- ------------ -------------  --------- -----------------------
      Net Income Before Taxes                          14,903       16,273        18,082      49,258       5,370     43,430
                                                 ------------- ------------ -------------  --------- -----------------------
      Tax Provision                                     3,535        4,093         4,349      11,977         951      8,697
                                                 ------------- ------------ -------------  --------- -----------------------
      Net Inc. from continuing operations              11,368       12,180        13,733      37,281       4,419     34,733
                                                 ------------- ------------ -------------  --------- -----------------------
      Net inc. from discontinued operations                 -            -             -           -       6,585      8,621
                                                 ------------- ------------ -------------  --------- -----------------------
      Net Income                                     $ 11,368     $ 12,180      $ 13,733    $ 37,281    $ 11,004   $ 43,354
                                                 ------------- ------------ -------------  --------- -----------------------

      EARNINGS PER SHARE:

      Basic
                                                 ------------- ------------ -------------  --------- ----------- -----------
      Net income (1)                                   $ 0.37       $ 0.40        $ 0.40      $ 1.17      $ 0.37     $ 1.46
                                                 ------------- ------------ -------------  --------- ----------- -----------
      Diluted
                                                 ------------- ------------ -------------  --------- ----------- -----------
      Net income (1)                                   $ 0.36       $ 0.39        $ 0.39      $ 1.14      $ 0.36     $ 1.42
                                                 ------------- ------------ -------------  --------- ----------- -----------
      Average Shares Basic (1)                     30,422,879   30,758,795    34,446,057  31,996,854  29,766,172 29,766,614
                                                 ------------- ------------ ------------- ---------- ----------- -----------
      Average Shares Diluted (1)                   31,222,114   31,457,078    35,077,739  32,698,025  30,486,932 30,513,779
                                                 ------------- ------------ ------------- ---------- ----------- -----------
      Dividends on Preferred Stock ($000s)                $ -          $ -           $ -        $ -          $ -        $ -
                                                 ------------- ------------ ------------- ---------- ----------- -----------


      (1) restated for a 5 for 4 stock split paid September 30, 2004, and a 5% stock dividend paid September 30, 2003.


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

Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/04

AVERAGE BALANCE SHEET ($OOOs)
                                                        As of        For QTR        For QTR       For QTR        For QTR
                          PAGE:  3 of 7               9/30/2004    Ended 3/31/04  Ended 6/30/04 Ended 9/30/04  Ended 12/31/03
                                                       (YTD AVG)    QTRLY AVG      QTRLY AVG     QTRLY AVG      QTRLY AVG
                                                     ----------------------------------------------------------------------
      Total Loans (net of unearned)                    2,516,991     2,284,094      2,470,219     2,793,620      2,193,251
                                                     ------------  ------------   ------------  ------------   ------------
      Loan Loss Reserve                                  (53,693)      (50,108)       (52,458)      (58,462)       (47,152)
                                                     ------------  ------------   ------------  ------------   ------------
      Investment Securities (incl. trading assets)       962,015       904,073        951,379     1,029,847        867,648
                                                     ------------  ------------   ------------  ------------   ------------
      Other Earning Assets                                11,816        13,815         11,384        10,266         17,738
                                                     ------------  ------------   ------------  ------------   ------------

      Total Earning Assets (net of loan loss reserve)  3,437,129     3,151,874      3,380,524     3,775,271      3,031,485
                                                     ------------  ------------   ------------  ------------   ------------
      Total Assets                                     3,839,800     3,493,626      3,767,840     4,251,298      3,314,490
                                                     ------------  ------------   ------------  ------------   ------------

      Savings                                            211,172       186,176        208,720       238,322        136,883
                                                     ------------  ------------   ------------  ------------   ------------
      NOW Accounts                                       608,424       553,772        541,641       728,540        584,956
                                                     ------------  ------------   ------------  ------------   ------------
      Money Market Accounts                              644,324       616,498        636,200       679,882        613,920
                                                     ------------  ------------   ------------  ------------   ------------
      Certificates                                       712,337       643,815        697,847       794,447        663,003
                                                     ------------  ------------   ------------  ------------   ------------

      Total Int. Bearing Deposits                      2,176,257     2,000,261      2,084,408     2,441,191      1,998,762
                                                     ------------  ------------   ------------  ------------   ------------

      Non-Interest Bearing Deposits                      443,306       387,331        438,509       503,414        376,935
                                                     ------------  ------------   ------------  ------------   ------------
      Total Deposits                                   2,619,563     2,387,592      2,522,917     2,944,605      2,375,697
                                                     ------------  ------------   ------------  ------------   ------------

      Short-Term Borrowings                              547,516       558,756        562,631       521,449        399,924
                                                     ------------  ------------   ------------  ------------   ------------
      Long-Term Borrowings                               303,000       224,029        326,336       355,941        225,721
                                                     ------------  ------------   ------------  ------------   ------------
      Total Int. Bearing Liabilities
      (incl. non-int bearing deposits)                 3,470,079     3,170,377      3,411,884     3,821,995      3,001,342
                                                     ------------  ------------   ------------  ------------   ------------
      Total Int. Bearing Liabilities                   3,026,773     2,783,046      2,973,375     3,318,581      2,624,407
                                                     ------------  ------------   ------------  ------------   ------------
      Total Shareholder's Equity                         341,350       299,338        323,641       400,421        282,165
                                                     ------------  ------------   ------------  ------------   ------------

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

Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/04

                                  PAGE:  4 of 7
                                                         FOR QUARTER FOR QUARTER FOR QUARTER    YEAR TO     FOR QUARTER    YEAR
                                                           ENDED       ENDED        ENDED         DATE        ENDED        ENDED
CHARGEOFFS ($000s)                                       3/31/2004   6/30/2004    9/30/2004    9/30/2004    9/30/2003   12/31/2003

      Loan Chargeoffs                                       $ 1,207     $ 1,039      $ 2,176       $ 4,422     $ 2,688     $ 12,344
                                                         ----------- ----------- ------------ ------------- ------------------------
      Recoveries on Loans                                     $ 334       $ 930        $ 932       $ 2,196       $ 860      $ 5,497
                                                         ----------- ----------- ------------ ------------- ------------------------
      Net Loan Chargeoffs                                     $ 873       $ 109      $ 1,244       $ 2,226     $ 1,828      $ 6,847
                                                         ----------- ----------- ------------ ------------- ------------------------

                                                           AS OF       AS OF        AS OF        AS OF
ASSET QUALITY AND OTHER DATA ($000s)                     3/31/2004   6/30/2004    9/30/2004    12/31/2003

      Nonaccrual Loans                                     $ 11,583    $ 10,690     $ 13,102      $ 13,673
                                                         ----------- ----------- ------------ -------------
      Renegotiated Loans                                          -           -            -             -
                                                         ----------- ----------- ------------ -------------
      Other Real Estate Owned                                   616         747          793           735
                                                         ----------- ----------- ------------ -------------
      Total Nonperforming Assets                             12,199      11,437       13,895        14,408
                                                         ----------------------- ------------ -------------
      Loans 90+ Days Past Due & Still Accruing                  258         195          320           318
                                                         ----------- ----------- ------------ -------------
      NPAs plus Loans over 90                              $ 12,457    $ 11,632     $ 14,215      $ 14,726
                                                         ----------- ----------- ------------ -------------

                                                           AS OF       AS OF        AS OF        AS OF
REGULATORY CAPITAL DATA ($000s)                          3/31/2004   6/30/2004    9/30/2004    12/31/2003

      Tier 1 Capital                                      $ 293,920   $ 319,271    $ 325,442     $ 250,259
                                                         ----------- ----------- ------------ -------------
      Tier 1 Ratio (%)                                       11.12%      10.21%       10.17%         9.74%
                                                         ----------- ----------- ------------ -------------
      Total Capital (Tier 1 + Tier 2)                     $ 327,174   $ 358,574    $ 365,656     $ 282,581
                                                         ----------- ----------- ------------ -------------
      Total Capital Ratio (%)                                12.38%      11.47%       11.43%        11.00%
                                                         ----------- ----------- ------------ -------------
      Total Risk-Adjusted Assets                         $2,643,385 $ 3,126,104  $ 3,199,950   $ 2,568,838
                                                         ----------- ----------- ------------ -------------
      Tier 1 Leverage Ratio                                   9.20%       8.96%        8.04%         7.84%
                                                         ----------- ----------- ------------ -------------

                                                           AS OF       AS OF        AS OF       YEAR TO
SUPPLEMENTAL DATA ($000s)                                3/31/2004   6/30/2004    9/30/2004       DATE
                                                                                               9/30/2004

      1-4  Family Mortgage Loans Serviced For Others      $ 172,147    $ 79,185    $ 116,437
                                                         ----------- ----------- ------------
      Propriety Mutual Fund Balances                      $       -    $      -    $       -
                                                         ----------- ----------- ------------
      (Net Asset Value in $000s)
      Held to Maturity Securities (Fair Value)            $       -    $      -    $  50,378
                                                         ----------- ----------- ------------
      Return on Avg. Assets (annualized)                      1.30%       1.30%        1.28%         1.29%
                                                         ----------- ----------- ------------ -------------
      Return on Avg. Equity (annualized)                      15.2%       15.1%        13.6%         14.6%
                                                         ----------- ----------- ------------ -------------
      Return on Avg. Tangible Equity (annualized)(1)          24.1%       25.2%        26.8%         25.5%
                                                         ----------- ----------- ------------ -------------
      Common Stock Dividends (total $ in period)          $   5,809    $  5,841    $   6,637    $   18,287
                                                         ----------- ----------- ------------ -------------
      EOP Employees (Full Time Equivalent)                      943         959        1,075
                                                         ----------- ----------- ------------

      (1) Reconciliation Table for Non-GAAP Financial Measure
                     Return on average shareholders' equity   15.2%       15.1%        13.6%         14.6%
                     Effect of goodwill and intangibles        8.9%       10.1%        13.2%         10.9%
                     Return on average tangible equity        24.1%       25.2%        26.8%         25.5%
            Average tangible equity excludes acquisition related average goodwill and intangibles:
                     Average shareholders' equity          $299,338    $323,640     $400,421      $341,348
                     Average goodwill and intangibles      (111,039)   (129,799)    (197,397)     (146,262)
                     Average tangible equity                188,299     193,841      203,024       195,086



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

Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/04

                              PAGE:  5 of 7              AS OF      AS OF       AS OF       AS OF       AS OF
PERIOD END BALANCES:                                   3/31/2004  6/30/2004   9/30/2004   12/31/2004  12/31/2003

Loan Breakdown: (regulatory)
      Commercial/Industrial                             $ 412,752  $ 458,499   $ 481,870         $ -   $ 396,271
                                                       ---------------------- ----------- ----------- -----------
      Commercial Real Estate                              918,485  1,056,036   1,082,968           -     899,686
                                                       ---------------------- ----------- ----------- -----------
      Residential Mortgage (including multi-family)       474,572    591,049     543,197           -     450,630
                                                       ---------------------- ----------- ----------- -----------
      Real Estate Construction (and Land Development)     134,808    191,045     191,107           -     149,531
                                                       ---------------------- ----------- ----------- -----------
      Home Equity (revolving and 2nd lien)                244,685    293,071     321,462           -     233,502
                                                       ---------------------- ----------- ----------- -----------
      Consumer (Loans to Individuals)                      52,172     61,948      65,455           -      54,466
                                                       ---------------------- ----------- ----------- -----------
      Bank Card                                                 -          -           -           -           -
                                                       ---------------------- ----------- ----------- -----------
      Foreign                                                   -          -           -           -           -
                                                       ---------------------- ----------- ----------- -----------
                                            (Other)        89,989    120,812     127,872           -      86,613
      --------------------------------------           ---------------------- ----------- ----------- -----------
      Total Loans (net of unearned)                     2,327,463  2,772,460   2,813,931           -   2,270,699
                                                       ---------------------- ----------- ----------- -----------
      Investment Securities (incl. trading assets)        941,761  1,010,776   1,078,760           -     934,375
                                                       ---------------------- ----------- ----------- -----------
      Other Earning Asset                                   4,348     38,762      31,518           -       2,233
                                                       ---------------------- ----------- ----------- -----------
      Total Earning Assets (net of loan loss reserve)   3,223,418  3,764,589   3,866,818           -   3,158,042
                                                       ---------------------- ----------- ----------- -----------
      Total Assets                                      3,567,191  4,254,345   4,339,256           -   3,512,574
                                                       ---------------------- ----------- ----------- -----------
Deposit Breakdown:
      Savings                                             190,198    285,147     225,462           -     180,919
                                                       ---------------------- ----------- ----------- -----------
      NOW Accounts                                        519,359    619,142     922,843           -     608,220
                                                       ---------------------- ----------- ----------- -----------
      Money Market Accounts                               620,978    672,929     647,854           -     600,932
                                                       ---------------------- ----------- ----------- -----------
      Certificates                                        507,222    570,386     607,582           -     529,594
                                                       ---------------------- ----------- ----------- -----------
      CDs>$100m                                           140,155    207,593     223,234           -     129,011
                                                       ---------------------- ----------- ----------- -----------
      Foreign CDs                                               -          -
                                                       ---------------------- ----------- ----------- -----------
                                            (as needed)         -          -           -           -           -
      --------------------------------------           ---------------------- ----------- ----------- -----------
Total Int. Bearing Deposits                             1,977,912  2,355,197   2,626,975           -   2,048,676
                                                       ---------------------- ----------- ----------- -----------
      Non-Interest Bearing Deposits                       405,529    499,067     522,683           -     386,620
                                                       ---------------------- ----------- ----------- -----------
Total Deposits                                          2,383,441  2,854,264   3,149,658           -   2,435,296
                                                       ---------------------- ----------- ----------- -----------
      Short-Term Borrowings                               571,649    617,456     380,819           -     510,038
                                                       ---------------------- ----------- ----------- -----------
      Long-Term Debt                                      258,914    358,445     357,530           -     227,287
                                                       ---------------------- ----------- ----------- -----------
Total Int. Bearing Liabilities (incl. non-int bearing
deposits)                                               3,214,004  3,830,165   3,888,007           -   3,172,621
                                                       ---------------------- ----------- ----------- -----------
Total Int. Bearing Liabilities                          2,808,475  3,331,098   3,365,324           -   2,786,001
                                                       ---------------------- ----------- ----------- -----------
Total Stockholders Equity                               $ 328,861  $ 397,872   $ 423,041         $ -   $ 317,813
                                                       ---------------------- ----------- ----------- -----------


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

Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/04
                                               PAGE:  6 of 7
                                                                  AS OF           AS OF          AS OF          AS OF
PERIOD END BALANCES:                                            3/31/2004       6/30/2004      9/30/2004     12/31/2003

Loan Breakdown: (internal)
       Business Purpose Loans                                     $1,120,566    $ 1,258,987    $ 1,272,117    $ 1,084,419
                                                             ---------------- -------------- -------------- --------------
       Residential Mortgage                                          247,835        457,913        283,482        229,995
                                                             ---------------- -------------- -------------- --------------
       Commercial Real Estate, Construction and Land Dev             723,965        766,827        953,380        721,471
                                                             ---------------- -------------- -------------- --------------
       Consumer (loans to Individual)                                235,097        288,733        304,952        234,814
                                                             ---------------- -------------- -------------- --------------
       Total Loans (net of unearned)                              $2,327,463    $ 2,772,460    $ 2,813,931    $ 2,270,699
                                                             ---------------- -------------- -------------- --------------

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

Financial Update for NATL PENN BCSHS (NPBC) FOR 09/30/04
                                      PAGE 7 OF 7

BALANCE AND YIELD/COST ANALYSIS:            AS OF         AS OF            AS OF             AS OF                 YTD
                                       3/31/2004        6/30/2004        9/30/2004        12/31/2003            9/30/2004
                                      Qtr Avg Bal Yield Qtr Avg Bal Yield Qtr Avg Bal Yield Qtr Avg Bal Yield  YTD Avg Bal  Yield

Total Loans (net of unearned)        $ 2,284,094  6.06% $2,470,219  5.87% $2,793,620  6.03% $1,870,513  6.82%  $ 2,516,991  5.99%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------
Investment Securities (incl.
trading assets)                          904,073  5.19%    951,379  5.05%  1,029,847  4.94%    668,124  6.34%      962,015  5.05%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------
Other Earning Assets                      13,815  0.84%     11,384  0.35%     10,266  1.20%     69,401  1.26%       11,816  0.78%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------

Total Earning Assets                   3,201,982  5.79%  3,432,982  5.63%  3,833,733  5.72%  2,608,038  6.55%    3,490,822  5.71%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------
Total Earning Assets (net of
loan loss reserve)                     3,151,874  5.89%  3,380,524  5.71%  3,775,271  5.81%  2,565,466  6.65%    3,437,129  5.80%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------
Total Assets                           3,493,626  5.31%  3,767,840  5.13%  4,251,298  5.16%  2,825,983  6.04%    3,839,800  5.19%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------

Savings                                  186,176  0.86%    208,720  0.78%    238,322  0.71%    106,129  0.63%      211,172  0.78%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------
NOWAccounts                              553,772  0.94%    541,641  0.90%    728,540  1.02%    396,709  1.19%      608,424  0.96%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------
Money Market Accounts                    616,498  0.90%    636,200  0.88%    679,882  0.94%    514,244  0.94%      644,324  0.91%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------
Certificates                             643,815  3.13%    697,847  3.02%    794,447  2.98%    724,255  3.39%      712,337  3.04%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------

Total Int. Bearing Deposits            2,000,261  1.62%  2,084,408  1.59%  2,441,191  1.61%  1,741,337  2.00%    2,176,257  1.61%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------

Non-Interest Bearing Deposits            387,331           438,509           503,414           292,061             443,306
                                       ---------- -----  ----------        ----------       -----------        ------------
Total Deposits                         2,387,592  1.36%  2,522,917  1.31%  2,944,605  1.33%  2,033,398  1.71%    2,619,563  1.33%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------

Short-Term Borrowings                    558,756  1.15%    562,631  1.11%    521,449  1.29%    287,572  1.33%      547,516  1.18%
                                       ---------- -----  ---------- ----- - --------- ----------------- ------ ------------ ------
Long-Term Borrowings                     224,029  5.39%    326,336  4.91%    355,941  4.90%    233,686  5.90%      303,000  5.03%
                                       ---------- -----  ---------- ----- - --------- ----------------- ------ ------------ ------
Total Int. Bearing Liabilities
(incl. non-int bearing deposits)       3,170,377  1.61%  3,411,884  1.62%  3,821,995  1.66%  2,554,656  2.05%    3,470,079  1.63%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------
Total Int. Bearing Liabilities         2,783,046  1.83%  2,973,375  1.86%  3,318,581  1.91%  2,262,595  2.32%    3,026,773  1.87%
                                       ---------- -----  ---------- -----  ---------- ----------------- ------ ------------ ------
Total Shareholder's Equity             $ 299,338         $ 323,641         $ 400,421         $ 246,105           $ 341,350
                                       ----------        ----------        ----------       -----------        ------------

                                                  -----
Net Yield on Earning Assets (net
of loan loss reserve): (Margin)                   4.27%             4.08%             4.13%             4.61%               4.15%
                                                  -----             -----             ------            ------              ------
Net Yield on Earning Assets: (Margin)             4.20%             4.01%             4.07%             4.54%               4.09%
                                                  -----             -----             ------            ------              ------


STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

          State   Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

          1.      PA                          73
          --------                      ---------
Total Number of Banking Offices               73
                                        ---------
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)                   1
                                        ---------
Total Number of ATMs                          72
                                        ---------

          MD                                   1
          --------                      ---------
Total Number of Banking Offices                1
                                        ---------
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)                   0
                                        ---------
Total Number of ATMs                           1
                                        ---------

                                               0
          --------                      ---------
Total Number of Banking Offices                0
                                        ---------
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)                   0
                                        ---------
Total Number of ATMs                           0
                                        ---------

Have you restated any prior period's financial statements for a pooling of interest and/or a change in
accounting principles?            N                 (Y/N)
Periods Restated on this report:
------------------------------------------------------------ -----
Reason:
                  ------------------------------------------ -----
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